                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

          ----------------------------------------------------------------------

MAY 6, 1999
                    Dear Fellow Shareholder:

                    The Kirr, Marbach Partners Value Fund ("Fund") commenced operations on December 31, 1998. Though March 31, 1999 marked the end of the Fund's first operating quarter, the Fund has a September 30 fiscal year end. Thus, this is the inaugural semi-annual report for the Fund. Overall, we are quite pleased with the Fund's launch. The Fund had a total return of 0.4% in the quarter ending March 31, 1999(1). While this was certainly a modest gain compared with the 5.0% first quarter gain for the S&P 500(2), it actually compared quite well with mid-cap oriented benchmarks. The second quarter has started well for the Fund, which as of April 30, 1999 had approximately $13.5 million in assets and a year-to-date total return through April 30, 1999 of 7.5%. While this does NOT necessarily signal the start of a turn for our style, we are heartened the market seems to be recognizing the outstanding investment merit of value stocks. As the NEW YORK TIMES hypothesized in the April 18, 1999 article, "Value is Suddenly Looking Nifty," value investors' time in the sun MAY have finally arrived. We hope they are right.

                    The relative outperformance of large capitalization, growth stocks versus everything else continued unabated in the first quarter of 1999. While the headlines trumpeted new highs for "the market" during the first quarter (with the Dow Jones Industrial Average closing above 10,000 for the first time on March 29, 1999), an EXTREMELY NARROW group of stocks actually joined in the celebration. For the quarter, the S&P 500 Index (an index dominated by the mega-capitalization, growth stocks) had a total return of 5.0%. By contrast, the Value Line Index(3) and S&P Midcap Index(4) (two indices more representative of our primary stock universe) had total returns of -6.0% and -6.4%, respectively.

                    Though our mid-cap value style has remained out of favor, we are very encouraged by both the fundamentals supporting our value approach and the fact that the PRIVATE market is beginning to recognize the exceptional value in our sector, as takeover activity in mid-caps has increased dramatically. This last point was emphasized in the April 13, 1999 issue of THE WALL STREET JOURNAL in the article, "Buyout Firms See Big Bucks in Some Small Companies," describing how buyout firms were viewing the mid- and small-cap universe as fertile hunting ground for profitable acquisitions.

                    (1) Past performance does not reflect how the Fund may
                        perform in the future.

                    (2) The S&P 500 Index is an unmanaged,
                        capitalization-weighted index generally representative of the U.S. market for large-cap stocks.

                    (3) The Value Line Index in an unmanaged, equally-weighted index which includes 1700 U.S. stocks.

                    (4) The S&P Mid-cap Index is an unmanaged,
                        capitalization-weighted index generally representative of the U.S. market for mid-capitalization stocks.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

                    THE STOCK MARKET

                    The mega-cap growth stocks continued to leap ever higher in the first quarter, leaving everything else in their performance dust. The phenomenon of a relative handful of stocks completely distorted what was occurring in the overall market continued and even intensified in the first quarter of 1999. The following chart by Smith Barney Salomon shows while the popular indices were reaching record highs (giving the illusion of a vibrant overall market), the underlying picture was much less rosy for the stocks that actually make up the market and begs the question, "What record?"

                            COMMON STOCK UNWEIGHTED(5) PRICE PERFORMANCE
                         (AS OF MARCH 29, 1999 -- FIRST DJIA 10,000 CLOSE)

                                            UNWEIGHTED
                                            PERFORMANCE      AVERAGE DECLINE
                                          (YTD THRU 3/29)   FROM 52-WEEK HIGH
                                          ---------------   -----------------
BY MARKET CAPITALIZATION

Less than $250 Million (5545 of 8041
  stocks or 69% of stocks)                       -4.9%             -50.3%

$250 Million--$2 Billion (1752 stocks or
  22% of stocks)                                -10.3%             -32.4%

$2 Billion--$5 Billion (356 stocks or 4%
  of stocks)                                     -4.4%             -23.0%

$5 Billion--$20 Billion (267 stocks or
  3% of stocks)                                  +2.0%             -16.6%

Greater than $20 Billion (121 stocks or
  2% of stocks)                                  +6.0%             -11.5%

BY EXCHANGE/INDEX

S&P 500                                          +0.5%             -21.6%

NYSE                                             -8.0%             -32.8%

NASDAQ                                           -5.3%             -41.3%

(5) "Unweighted price performance" means the performance of each stock in the category is given EQUAL WEIGHT (regardless of market capitalization) in calculating the performance for the category. Conversely, indices such as the S&P 500 and S&P Mid-cap are CAPITALIZATION-WEIGHTED. This means the performance of the largest capitalization stock in the index has a much greater impact on the performance of the index than does that of the smallest capitalization stock in the index.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

                    Because the market's bifurcation by market capitalization is well known, we will focus on the differences between "value" (the Adviser's investment style) and "growth." We attempt to find companies with A) strong management, B) solid financial strength and C) good profitability with stocks selling at compelling valuation (i.e. low price to earnings, low price to free cash flow, low price to sales and/or low price to private market value). We view our equity investments as if we were buying the underlying business and try to buy great businesses at cents on the dollar. Growth investors also try to buy great businesses. However, unlike a value investor, the growth investor views valuation as a secondary consideration. As long as the company's "story" and/ or earnings progression is intact, the typical growth stock buyer is perfectly willing to pay more than a dollar for a dollar's value, in the belief an endless supply of new money funneled into growth stocks will push their valuations ever higher.

                    The investment firm Sanford Bernstein calculated that growth outperformed value by almost 2 to 1 from August of 1994 through 1998, with the relative outperformance of growth in 1998 the greatest by far in the last 25 years. Further, the 30 largest growth stocks (6% of the companies in the S&P
                    500) contributed 65% of the 1998 return for the S&P 500 while the other 470 stocks (94% of the S&P 500) contributed only 35%. Those same 30 largest growth stocks had a total return of 69% in 1998, while the remaining 470 gained 10%. Performance leadership narrowed even FURTHER in the first quarter of 1999, with 10 of the largest growth stocks (2% of the companies in the S&P 500) accounting for a whopping 82% of the S&P 500's total return. Thus, as "the market" sprints higher and higher, fewer and fewer stocks are participating in the rise.

                    While the popular press has begun to declare everything but large cap growth dead, we find the fundamental case OVERWHELMING that the obituaries are premature and believe the relative performance pendulum will again swing in our favor. Sanford Bernstein calculated the price-to-sales ratio of cyclical companies (key component of the value universe) at the end of 1998 vs. the S&P 500 and the price-to-book ratio of value stocks vs. the market to be at 25 YEAR HISTORICAL LOWS. The Fund's portfolio has a price-to-earnings ratio LESS THAN HALF that of the S&P 500, but with an expected earnings growth rate MORE THAN TWICE that of the S&P 500. We believe the compelling valuation of this universe will be realized, either in the public or private market.

                    Conversely, Sanford Bernstein calculated the S&P 500 at the end of 1998 to be at 50 YEAR HISTORICAL HIGHS on a number of valuation measures, with the top 30 growth names that have driven S&P 500 performance even farther off the map and dangerously extended, in our view. These stocks can surely go higher, fueled by investors chasing yesterday's performance, but they won't climb to the sky.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

                    Though it's too soon to tell if the encouraging start to the second calendar quarter signals a sea change in value vs. growth, we don't believe for a minute this is a "new era" for growth stocks and value will never come back. We note when a trend has been in place for a time, the easiest thing to do is rationalize why it's happening and why it will continue AD INFINITUM. It takes a little more vision to see past the crowd and intestinal fortitude to remain true to our mission of generating outstanding LONG-TERM investment performance.

                    Thank you for your investment in the Kirr, Marbach Partners Value Fund.

                    Regards,

[MARK D. FOSTER SIGNATURE]        [MICKEY KIM SIGNATURE]

Mark D. Foster, CFA               Mickey Kim, CFA
President                         Vice President, Treasurer and Secretary

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)

ASSETS:
  Investments, at current value (cost $9,573,214)   $9,711,684
  Cash                                                  20,499
  Dividends receivable                                   8,641
  Receivable from Investment Adviser                     6,684
  Interest receivable                                      233
                                                    ----------
  Total Assets                                       9,747,741
                                                    ----------
LIABILITIES:
  Payable for securities purchased                     518,037
  Accrued expenses and other liabilities                29,060
                                                    ----------
  Total Liabilities                                    547,097
                                                    ----------
NET ASSETS                                          $9,200,644
                                                    ----------
                                                    ----------
NET ASSETS CONSIST OF:
  Capital stock                                     $9,229,068
  Undistributed net investment income                    7,644
  Undistributed net realized loss on investments      (174,538)
  Net unrealized appreciation on investments           138,470
                                                    ----------
  Total Net Assets                                  $9,200,644
                                                    ----------
                                                    ----------

Shares outstanding (500,000,000 shares of $0.01
  par value authorized)                                916,481

Net asset value, redemption price and offering
  price per share                                   $    10.04
                                                    ----------
                                                    ----------

(1)  Commencement of operations.

STATEMENT OF OPERATIONS
DECEMBER 31, 1998(1) THROUGH MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Dividend income                                   $  18,525
  Interest income                                       7,465
                                                    ---------
  Total Investment Income                              25,990
                                                    ---------
EXPENSES:
  Organization costs                                   43,952
  Shareholder servicing and accounting costs           13,496
  Investment management fee                            12,231
  Administration fee                                    8,361
  Professional fees                                     7,963
  Federal and state registration                        4,633
  Custody fees                                          3,822
  Distribution fees                                     3,058
  Reports to shareholders                               2,548
  Directors fees                                        1,911
  Other                                                 2,382
                                                    ---------
  Total expenses before reimbursement                 104,357
  Less: Reimbursement from Investment Adviser         (86,011)
                                                    ---------
  Net Expenses                                         18,346
                                                    ---------
NET INVESTMENT INCOME                                   7,644
                                                    ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                   (174,538)
  Change in unrealized appreciation on investments    138,470
                                                    ---------
  Net realized and unrealized loss on investments     (36,068)
                                                    ---------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                        $ (28,424)
                                                    ---------
                                                    ---------

                     See notes to the financial statements.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 1998(1) THROUGH MARCH 31, 1999 (UNAUDITED)

OPERATIONS:
  Net investment income                             $    7,644
  Net realized loss on investments                    (174,538)
  Change in unrealized appreciation on investments     138,470
                                                    ----------
  Net decrease in net assets resulting from
    operations                                         (28,424)
                                                    ----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                          9,274,636
  Shares issued to holders in reinvestment of
    dividends                                               --
  Cost of shares redeemed                              (45,568)
                                                    ----------
  Net increase in net assets from capital share
    transactions                                     9,229,068
                                                    ----------

TOTAL INCREASE IN NET ASSETS                         9,200,644
                                                    ----------
NET ASSETS:
  Beginning of period                                       --
                                                    ----------
  End of period (including undistributed net
    investment income of $7,644)                    $9,200,644
                                                    ----------
                                                    ----------
CHANGES IN SHARES OUTSTANDING:
  Shares sold                                          921,038
  Shares issued to holders in reinvestment of
    dividends                                               --
  Shares redeemed                                       (4,557)
                                                    ----------
  Net increase                                         916,481
                                                    ----------
                                                    ----------

(1)  Commencement of operations.

                     See notes to the financial statements.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

FINANCIAL HIGHLIGHTS
DECEMBER 31, 1998(1) THROUGH MARCH 31, 1999 (UNAUDITED)

For a Fund share outstanding throughout the period

Per Share Data:

Net asset value, beginning of period                   $10.00
                                                    -----------
Income from investment operations:
  Net investment income                                  0.01(2)
  Net realized and unrealized gain on investments        0.03
                                                    -----------
  Total from investment operations                       0.04
                                                    -----------
  Net asset value, end of period                       $10.04
                                                    -----------
                                                    -----------

Total return                                            0.40%(3)

Supplemental Data and Ratios:
  Net assets, end of period                          $9,200,644

  Ratios of expenses to average net assets
    Before expense reimbursement                        8.53%(4)
    After expense reimbursement                         1.50%(4)

  Ratio of net investment income/(loss) to average
    net assets
    Before expense reimbursement                        (6.40)% (4)
    After expense reimbursement                         0.63%(4)
  Portfolio turnover rate                              23.54%

(1)  Commencement of operations.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  Annualized.

                     See notes to the financial statements.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)

NUMBER OF
  SHARES                                                VALUE
----------                                            ----------
            COMMON STOCKS - 79.4%
            AUTO & TRANSPORTATION - 6.8%
    9,400   Midas, Inc.                               $  313,725
   10,000   Ogden Corp.                                  240,625
    6,000   Wabash National Corp.                         69,750
                                                      ----------
                                                         624,100
                                                      ----------
            BUSINESS SERVICE - 9.4%
    1,931   Cintas Group                                 126,259
    6,900   First Data                                   294,975
    5,200   H&R Block                                    246,350
   16,000   Republic Industries, Inc.*                   198,000
                                                      ----------
                                                         865,584
                                                      ----------
            CONGLOMERATE - 1.5%
    5,000   Tenneco, Inc.                                139,688
                                                      ----------
            CONSUMER CYCLICAL - 10.4%
   11,100   Jostens                                      235,875
   15,200   Mattel                                       378,100
   17,800   Pier 1 Imports                               144,625
    4,900   The Limited                                  194,162
                                                      ----------
                                                         952,762
                                                      ----------
            CONSUMER NON-DURABLE - 11.4%
    6,300   Capital Senior Living Corp.*                  44,494
   14,400   International Home Foods, Inc.*              231,300
    6,700   Lancaster Colony Corp.                       178,387
   11,600   Richfood Holdings, Inc.                      250,125
    6,400   St. Jude Medical*                            156,000
   11,200   U S Industries                               184,100
                                                      ----------
                                                       1,044,406
                                                      ----------

NUMBER OF
  SHARES                                                VALUE
----------                                            ----------
             FINANCIAL SERVICES - 10.0%
   11,200   Allied Capital Corp.                      $  205,800
   10,800   Commercial Federal Corp.                     250,425
   10,600   HCC Insurance Holdings, Inc.                 204,050
    4,300   XL Capital LTD - Class A F                   261,225
                                                      ----------
                                                         921,500
                                                      ----------
            MANUFACTURING - 8.7%
   11,600   Allied Waste Industries, Inc.*               167,475
   15,100   Emcor Group, Inc.*                           259,531
   10,200   Englehard Corp.                              172,762
    5,600   Great Lakes Chemical                         205,800
                                                      ----------
                                                         805,568
                                                      ----------
            TECHNOLOGY - 12.3%
    8,000   Century Communications*                      371,500
    4,850   LSI Logic Corp.*                             151,259
    3,900   Mediaone Group*                              247,650
    7,200   Silicon Graphics, Inc.*                      120,150
   12,500   Wang Laboratories*                           245,313
                                                      ----------
                                                       1,135,872
                                                      ----------
            UTILITIES & ENERGY - 8.9%
    2,637   AT&T Corp.                                   210,466
   14,200   BJ Services*                                 332,813
    7,600   Calpine Corp.*                               276,925
                                                      ----------
                                                         820,204
                                                      ----------
            Total Common Stocks (cost $7,171,214)     $7,309,684
                                                      ----------
                                                      ----------

                     See notes to the financial statements.

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                                       8

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

PRINCIPAL
  AMOUNT                                                VALUE
----------                                            ----------
            SHORT-TERM INVESTMENTS - 26.1%
            REPURCHASE AGREEMENT
$2,402,000  Repurchase Agreement with Firstar Bank,
             3.50%, dated 3/31/99, due 4/1/99
             collateralized by U.S. Treasury Notes
             valued at $2,423,000. Repurchase
             proceeds of $2,402,234.                  $2,402,000
                                                      ----------
            Total repurchase agreements (cost
             $2,402,000)                               2,402,000
                                                      ----------
            Total investments - 105.5% (cost
             $9,573,214)                               9,711,684
            Liabilities in excess of other assets -
             (5.5)%                                     (511,040)
                                                      ----------
            TOTAL NET ASSETS - 100.0%                 $9,200,644
                                                      ----------
                                                      ----------

  *  Non-income producing security.
  F  Foreign security.

                     See notes to the financial statements.

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                                       9

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)

                    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                    Kirr Marbach Partners Funds, Inc. (the "Corporation") was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the "Fund"). The investment objective of the Fund is to seek long-term growth of capital. The Fund commenced operations on December 31, 1998.

                    The following is a summary of significant accounting policies consistently followed by the Fund.

                    a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                    b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

                    c) Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees. Net investment income and realized and unrealized gains and losses are allocated to the Fund daily.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

                    d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                    e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    f) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                    g) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

                    h) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

                    2. INVESTMENT TRANSACTIONS

                    The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period December 31, 1998, to March 31, 1999, were as follows:

                                           PURCHASE    SALES
                                          ----------  --------
U.S. Government                           $       --  $     --
Other                                     $8,260,528  $914,776

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                                       11

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 1999 (UNAUDITED)

                    At March 31, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                        $ 555,100
(Depreciation)                                       (416,630)
                                                    ---------
Net appreciation on investments                     $ 138,470
                                                    ---------
                                                    ---------

                    At March 31, 1999, the cost of investments for federal income tax purposes was $9,573,214.

                    3. AGREEMENTS

                    The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the "Investment Adviser"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

                    Until December 31, 1999, the Investment Adviser has agreed to voluntarily waive its advisory fee and/or reimburse the Fund's other expenses, including organization expenses, to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.50% of the net assets of the Fund, computed on a daily basis. Accordingly, for the period December 31, 1998, to March 31, 1999, the Investment Adviser waived advisory fees in the amount of $86,011. After December 31, 1999, the Investment Adviser may terminate or revise the total annual operating expense limitations at any time. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

                    Rafferty Capital Markets, Inc., (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

                    Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Corporation to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and Prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.

--------------------------------------------------------------------------------

------------------------------------------------

                                   DIRECTORS

MARK D. FOSTER
MICKEY KIM
JEFFREY N. BROWN
MARK E. CHESNUT
JOHN F. DORENBUSCH

PRINCIPAL OFFICERS
MARK D. FOSTER, President
MICKEY KIM, Vice President, Treasurer and Secretary

INVESTMENT ADVISER
KIRR, MARBACH & COMPANY, LLC
621 WASHINGTON STREET
COLUMBUS, INDIANA 47201

DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, INC.
550 MAMARONECK AVENUE
HARRISON, NEW YORK 10528

CUSTODIAN
FIRSTAR BANK MILWAUKEE, N.A.
THIRD FLOOR
615 E. MICHIGAN STREET
MILWAUKEE, WISCONSIN 53202

ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
FIRSTAR MUTUAL FUND SERVICES, LLC
THIRD FLOOR
615 E. MICHIGAN STREET
MILWAUKEE, WISCONSIN 53202

INDEPENDENT ACCOUNTANTS
KPMG LLP
777 EAST WISCONSIN AVENUE
MILWAUKEE, WISCONSIN 53202

LEGAL COUNSEL
GODFREY & KAHN, S.C.
780 N. WATER STREET
MILWAUKEE, WISCONSIN 53202

                             KIRR, MARBACH PARTNERS

                                   VALUE FUND

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                                                              SEMI-ANNUAL REPORT

                                                                  MARCH 31, 1999